SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Hennessy Funds Trust
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Hennessy Stance ESG ETF

a series of Hennessy Funds Trust
7250 Redwood Boulevard, Suite 200
Novato, CA 94945

June 22, 2023

Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Meeting”) of the shareholders of the Hennessy Stance ESG ETF (the “Fund”), a series of Hennessy Funds Trust (the “Trust”), scheduled to be held at 9:00 a.m., Pacific Time on July 14, 2023, at the principal office of the Trust, located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot. The Meeting is being held to seek shareholder approval of the proposals (each, a “Proposal” and together, the “Proposals”) discussed below and in the accompanying Proxy Statement:

1.	approval of a new investment sub-advisory agreement between Hennessy Advisors, Inc. (the “Adviser”), the Fund’s investment adviser, and Vident Advisory, LLC, on behalf of the Fund; and

2.	approval for the Fund to operate under a “manager of managers” arrangement.

The enclosed Proxy Statement contains information about the Proposal to approve Vident Advisory, LLC (the “New Sub-Adviser” or “VA”), an affiliate of Vident Investment Advisory, LLC, the current sub-adviser (the “Current Sub-Adviser”) to the Fund, to serve as the sub-adviser of the Fund.  This Proposal is required because the current investment sub-advisory agreement between the Current Sub-Adviser and the Adviser (the “Current Sub-Advisory Agreement”) will automatically terminate as a result of the contemplated change in ownership transaction involving the Current Sub-Adviser and the New Sub-Adviser described herein. The enclosed Proxy Statement also contains information about the Proposal for approval for the Fund to operate under a “manager of managers” arrangement, which would allow greater flexibility with respect to changing sub-advisory agreements as the Adviser would be able to enter into new sub-advisory agreements and materially amend existing sub-advisory agreements without obtaining shareholder approval and incurring the expense of convening a special meeting of shareholders for that purpose. The Adviser previously received “manager of managers” exemptive relief from the Securities and Exchange Commission (“SEC”) for the Fund, however, the Adviser is only permitted to rely on the “manager of managers” exemptive relief from the SEC if shareholders first approve the “manager of managers” arrangement. The approval of the “manager of managers” arrangement would result in shareholders giving up their right to vote on approving a new sub-advisory agreement or amending an existing sub-advisory agreement, except in cases where there is a conflict of interest present or where a new sub-advisory agreement or an amendment to an existing sub-advisory agreement would result in an increase in shareholder fees and expenses.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposals, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your vote. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board of Trustees of the Trust believes that the Proposals are in the best interest of the Fund and its shareholders and recommends that you vote “FOR” the Proposals. Importantly, approval of the Proposals will not result in any increase in shareholder fees or expenses or any changes to the Fund’s investment strategy, portfolio managers, or management.

It is important to note that, while the contemplated change in ownership transaction discussed herein involves the Current Sub-Adviser and the New Sub-Adviser, the day-to-day investment sub-advisory services provided to the Fund will not change.

Should you have any questions, please feel free to call us at 1-800-966-4354. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting.   You may vote over the Internet or by telephone until 11:59 p.m. Pacific Time on July 13, 2023. Votes provided through the mail via a completed traditional proxy card must be received by July 13, 2023.  A proxy given pursuant to this solicitation may be revoked at any time before it is voted.  If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date; (2) providing timely written notice of revocation to the Fund’s Secretary at the Fund’s principal executive offices located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945; or (3) attending the Special Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the

Special Meeting, presenting the completed legal proxy to the Fund and voting in person.  You should be aware that simply attending the Special Meeting will not in and of itself constitute a revocation of your proxy.

Sincerely,

/s/ Neil Hennessy

Neil Hennessy
President
Hennessy Funds Trust

Hennessy Stance ESG ETF

a series of Hennessy Funds Trust
7250 Redwood Boulevard, Suite 200
Novato, CA 94945

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 14, 2023
Dear Shareholders:

The Board of Trustees of Hennessy Funds Trust (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Hennessy Stance ESG ETF (the “Fund”), a series of the Trust, to be held at the principal office of the Trust, located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 14, 2023 at 9:00 a.m., Pacific Time, for the purpose of considering and approving the following proposals (each, a “Proposal” and together, the “Proposals”):

PROPOSAL 1:	To approve a new investment sub-advisory agreement by and between Hennessy Advisors, Inc. (the “Adviser”), and Vident Advisory, LLC, on behalf of the Fund (the “New Sub-Advisory Agreement”); and

PROPOSAL 2:
To approve a “manager of managers” arrangement that would grant the Fund and the Adviser greater flexibility to change sub-advisory agreements without shareholder approval, but subject to prior approval by the Board of Trustees of the Trust.

No increase in shareholder fees or expenses is being proposed in connection with the Proposals.

Shareholders of record at the close of business on June 13, 2023, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 14, 2023.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Sub-Advisory Agreement), and Proxy Voting Ballot are available at https://proxyvotinginfo.com/p/hennessy2023.

By Order of the Board of Trustees

/s/ Daniel B. Steadman

Daniel B. Steadman
Secretary
Hennessy Funds Trust
June 22, 2023

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING.  If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date; (2) providing timely written notice of revocation to the Fund’s Secretary at the Fund’s principal executive offices located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945; or (3) attending the Special Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Special Meeting, presenting the completed legal proxy to the Fund and voting in person.  You should be aware that simply attending the Special Meeting will not in and of itself constitute a revocation of your proxy.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What proposals am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposals below (each, a “Proposal” and together, the “Proposals”), and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1.
To approve a new investment sub-advisory agreement by and between Hennessy Advisors, Inc. (the “Adviser”) and Vident Advisory, LLC, on behalf of the Hennessy Stance ESG ETF (the “Fund”) (the “New Sub-Advisory Agreement”); and

2.
To approve a “manager of managers” arrangement that would grant the Fund and the Adviser greater flexibility to change sub-advisory agreements without shareholder approval, but subject to prior approval by the Board of Trustees of Hennessy Funds Trust (the “Trust”).

No increase in shareholder fees or expenses is being proposed in connection with the Proposals.

Q. Why am I being asked to approve the New Sub-Advisory Agreement?
Vident Investment Advisory, LLC (the “Current Sub-Adviser” or “VIA”) is currently a sub-adviser to the Fund.
Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC (“VA Holdings”), is expected to acquire a majority interest in Vident Advisory, LLC (the “New Sub-Adviser” or “VA”) and, on the Closing Date (as defined below), the Current Sub-Adviser will cease to exist and VA, an affiliate of the Current Sub-Adviser, will assume the sub-advisory responsibilities of the Current Sub-Adviser (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford will effectively control VA. The Transaction is expected to be completed on or around June 30, 2023 (the “Closing Date”), subject to the satisfaction of customary closing conditions.  These conditions include, among others, the requirement that a specified number of VA clients consent to the change of control, that the representations and warranties of the parties are true, correct and complete, and that the parties have in all material respects performed and complied with all of their covenants and agreements. The Transaction will constitute an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), which will result in the automatic termination of the current investment sub-advisory agreement between the Adviser and VIA.

To enable VA to serve as investment sub-adviser to the Fund, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), approved a new investment sub-advisory agreement between the Adviser and VA at a meeting of the Board held on June 7, 2023. Under the 1940 Act, the approval of the Fund’s new investment sub-advisory agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.
If the Fund’s shareholders approve the New Sub-Advisory Agreement, VA will serve as the Fund’s investment sub-adviser, under the New Sub-Advisory Agreement, effective upon the later of the Closing Date or shareholder approval. If the Fund’s shareholders do not approve the New-Sub-Advisory Agreement by the Closing Date, VA will continue to serve as the Fund’s investment sub-adviser under the Interim Sub-Advisory Agreement (as discussed below).

Q. Why am I being asked to approve a “manager of managers” arrangement?

A. The Adviser previously received “manager of managers” exemptive relief from the Securities and Exchange Commission (the “SEC”) for the Fund, however, the Adviser is only permitted to rely on the “manager of managers” exemptive relief from the SEC if shareholders first approve the “manager of managers” arrangement. The “manager of managers” relief provides the Adviser with the flexibility to enter into and materially amend sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board, but without shareholder approval.  The exemptive relief allows the Fund to avoid the costs and delays associated with holding a shareholder meeting.

The “manager of managers” relief will empower the Board, on behalf of the Fund, to approve a new sub-adviser, or change an existing sub-adviser, without a proxy solicitation. Under the arrangement, shareholders will receive substantially the same information about a sub-adviser change as they would have received if they had received voting materials for the change. This information will be delivered to shareholders within 90 days after the sub-adviser change. The Board, including a majority of the Independent Trustees, is required to approve any agreement with a new sub-adviser or any change in an existing sub-adviser’s agreement.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on these very important Proposals concerning your investment.

Q. How will the Transaction or the approval of the New Sub-Advisory Agreement affect me as the Fund shareholder?

A. It is not anticipated that the Transaction or the approval of the New Sub-Advisory Agreement will impact Fund shareholders. Shareholders are not being asked to approve the Transaction or the termination of the Current Sub-Advisory Agreement. Shareholders are only being asked to approve the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are identical to the Current Sub-Advisory Agreement except for date of effectiveness, term, and the fact that the VA, rather than VIA, will be the entity serving as investment sub-adviser to the Fund. The advisory fee rate charged to the Fund will remain the same as under the Current Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.
Q. What will happen if shareholders do not approve the Proposals?

A. If the New Sub-Advisory Agreement is not approved by shareholders, then VA will continue to serve as investment sub-advisor to the Fund under the Interim Sub-Advisory Agreement until its expiration and the Board will consider other alternatives, such as such as seeking approval of a replacement sub-advisor or having the Adviser perform the services of the sub-advisor.

If the Proposal to approve a “manager of managers” arrangement is not approved, then the Board will consider other possible courses of action, such as continuing to seek approval of the arrangement or electing to not utilize such an arrangement for the Fund.

Q. Has the Board of Trustees approved the New Sub-Advisory Agreement?

A. The Board unanimously approved the New Sub-Advisory Agreement at a meeting held on June 7, 2023.

Q. How do the Trustees of the Fund recommend that I vote on the Proposals?

A. The Board recommends that you vote FOR the Proposals described in the Proxy Statement.

Q. Who will bear the costs related to this proxy solicitation?

A. VA or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials regardless of whether shareholders approve the Proposals.  The Adviser will reimburse VA for a portion of these costs to cover costs of the proxy solicitation related to soliciting shareholder approval of the “manager of managers” arrangement regardless of whether shareholders approve the Proposal. Under the terms of the Transaction, VA Holdings has agreed to reimburse VA for certain expenses related to obtaining a new sub-advisory agreement for the Fund.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on June 13, 2023 (the “Record Date”), you are entitled to vote on the Proposals.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the principal office of the Trust, located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 14, 2023, at 9:00 a.m., Pacific Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign, and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card; or
In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 7:00 a.m. and 8:00 p.m. Pacific Time. You may vote over the Internet or by telephone until 11:59 p.m. Pacific Time on July 13, 2023. Votes provided through the mail via a completed traditional proxy card must be received by July 13, 2023.

Q. What vote is required to approve the Proposals?

A. Approval of each of the New Sub-Advisory Agreement and the “manager of managers” arrangement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. The persons named in the accompanying proxy card intend to vote FOR the Proposals and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

Q. May I revoke my proxy?

A. A proxy given pursuant to this solicitation may be revoked at any time before it is voted.  If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date; (2) providing timely written notice of revocation to the Fund’s Secretary at the Fund’s principal executive offices located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945; or (3) attending the Special Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Special Meeting, presenting the completed legal proxy to the Fund and voting in person.  You should be aware that simply attending the Special Meeting will not in and of itself constitute a revocation of your proxy.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call the Fund (toll-free) 1-800-966-4354, or write to 7250 Redwood Boulevard, Suite 200, Novato, California 94945. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call (toll-free) 1-800-966-4354.

Hennessy Stance ESG ETF

a series of Hennessy Funds Trust
7250 Redwood Boulevard, Suite 200
Novato, CA 94945

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Hennessy Funds Trust (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the Hennessy Stance ESG ETF (the “Fund”), a series of the Trust, at principal office of the Trust, located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945 on July 14, 2023 at 9:00 a.m., Pacific Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Fund to consider and approve the following proposals (each, a “Proposal” and together, the “Proposals”):

PROPOSAL 1:	To approve a new investment sub-advisory agreement by and between Hennessy Advisors, Inc. (the “Adviser”), and Vident Advisory, LLC, on behalf of the Fund (the “New Sub-Advisory Agreement”);

PROPOSAL 2:
To approve a “manager of managers” arrangement that would grant the Fund and the Adviser greater flexibility to change sub-advisory agreements without shareholder approval, but subject to prior approval by the Board of Trustees of the Trust; and

PROPOSAL 3:	To transact such other business as may properly come before the Meeting or any adjournments thereof.
 No increase in shareholder fees or expenses is being proposed in connection with the Proposals.

The date of the first mailing of this Proxy Statement will be on or about June 23, 2023. Only shareholders of record at the close of business on June 13, 2023 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on July 14, 2023:

This proxy statement is available at https://proxyvotinginfo.com/p/hennessy2023, or by contacting the Fund at 1-800-966-4354. To obtain directions to attend the Meeting, please call (toll-free) at 1-800-966-4354. For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-800-966-4354 or write to:

Hennessy Funds Trust
7250 Redwood Boulevard, Suite 200
Novato, CA 94945

PROPOSAL 1: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

Shareholders are being asked to approve a proposal to permit Vident Advisory, LLC, (the “New Sub-Adviser” or “VA”) an affiliate of Vident Investment Advisory, LLC,  the current sub-adviser (the “Current Sub-Adviser” or “VIA”) to the Hennessy Stance ESG ETF (the “Fund”), a series of Hennessy Funds Trust (the “Trust”), to serve as the sub-adviser to the Fund (the “Proposal”). To do so, the Board of Trustees of the Trust (the “Board”) are requesting that shareholders approve a new sub-advisory agreement between Hennessy Advisors, Inc. (the “Adviser”), the Fund’s investment adviser, and the New Sub-Adviser (the “New Sub-Advisory Agreement”). Approval of the New Sub-Advisory Agreement by shareholders will not raise the fees paid by the Fund. The New Sub-Advisory Agreement is materially identical to the Fund’s current investment sub-advisory agreement with Vident Investment Advisory, LLC (the “Current Sub-Advisory Agreement”), except for date of effectiveness, term, and the fact that the VA, rather than VIA, will be the entity serving as investment sub-adviser to the Fund. The effective date of the New Sub-Advisory Agreement will be the later of July 14, 2023 or such other date that the Fund’s shareholders approve the New Sub-Advisory Agreement.
Pursuant to a sub-advisory agreement between the Adviser and VIA, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009,  the Adviser has delegated the responsibility for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed by Stance Capital, LLC (“Stance Capital”), the investment sub-adviser to the Fund responsible for the day-to-day management of the portfolio composition of the Fund, subject to the supervision of the Adviser, Stance Capital and the Board. VIA has provided investment sub-advisory services to the Fund since inception on March 15, 2021.
VA was formed in 2016 and commenced operations and registered with the SEC as an investment adviser in 2019, and is a wholly-owned subsidiary of Vident Financial, LLC (“Vident Financial”). VIA was formed in 2014 and provides investment advisory services to ETFs, including the Fund. VIA is also a wholly-owned subsidiary of Vident Financial. Vident Financial was formed in 2013 to develop and license investment market solutions (indices and funds) based on strategies that combine sophisticated risk-balancing methodologies, economic freedom metrics, valuation, and investor behavior. Vident Financial is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Mohammad Baki, and W. Baker Crow serve as the trustees of the Vident Investors’ Oversight Trust.
Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC (“VA Holdings”), is expected to acquire a majority interest in VA and, on the Closing Date (as defined below), VIA will cease to exist and VA, an affiliate of the Current Sub-Adviser, will assume the sub-advisory responsibilities of the Current Sub-Adviser (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford will effectively control VA. The Transaction is expected to be completed on or around June 30, 2023 (the “Closing Date”), subject to the satisfaction of customary closing conditions, including obtaining certain fund and client consents and receipt of customary regulatory approvals. Upon the close of the Transaction, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), Current Sub-Advisory Agreement will automatically terminate.

At a meeting of the Board, held on June 7, 2023 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved (i) the New Sub-Advisory Agreement; and an (ii) interim sub-advisory agreement between the Adviser and VA (the “Interim Sub-Advisory Agreement”). The New Sub-Advisory Agreement will not be effective with respect to the Fund until approved by a majority vote of the outstanding shares of the Fund. Upon closing of the Transaction, VA will manage the Fund pursuant to the Interim Sub-Advisory Agreement until the later of (i) 150 days from the Closing Date, or (ii) receipt of shareholder approval of the New Sub-Advisory Agreement.
Under the 1940 Act, the approval of the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of the Fund present at the Special Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Shareholders will have equal voting rights (i.e., one vote per share). Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the Proposal. Accordingly, you are being asked to approve the New Sub-Advisory Agreement.
The Board believes the Proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses or any changes to the Fund’s investment strategy, portfolio managers, or management.

The Transaction will neither result in any change in the Fund’s investment objectives and strategies, nor will the Transaction result in any change in the Fund’s portfolio managers or personnel who service the Fund. The Transaction will only result in a change that effects the corporate structuring of the Current Sub-Adviser, which will cease to exist as of the Closing Date, and the New Sub-Adviser.  Approval of the New Sub-Advisory Agreement will not increase the advisory fees paid by the Fund or its shareholders.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Sub-Advisory Agreement.

Information Concerning the New Sub-Adviser

VA, a Delaware limited liability company, is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 and is a registered investment adviser that provides portfolio management services to separately managed accounts and ETFs. Upon assuming the responsibilities of the Current Sub-Adviser, VA will be responsible for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed by Stance Capital, subject to the supervision of the Adviser, Stance Capital, and the Board. Currently, VA is a limited liability company and a wholly-owned subsidiary of Vident Financial. Vident Financial is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Mohammad Baki, and W. Baker Crow serve as the trustees of the Vident Investors’ Oversight Trust. Vident Financial and the Vident Investors’ Oversight Trust are located at the same address as VA. After the close of the Transaction, Casey Crawford, through certain entities, will control VA.
Information regarding the principal executive officers and directors of VA is set forth below. The address of VA and its executive officers and directors is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The following individuals are the executive officers and directors of VA:

Name	Position with VA
Amrita Nandakumar	President
Erik Olsen	Chief Compliance Officer

No Trustee or officer of the Trust currently holds any position with VA or its affiliated persons. No Trustee or officer of the Trust holds any position with Vident Capital Holdings or its affiliated persons.

The New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the except for date of effectiveness, term, and the fact that the VA, rather than VIA, will be the entity serving as investment sub-adviser to the Fund. As with the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, VA is entitled to receive an annual fee from the Adviser equal to 0.05% of the Fund’s average daily net assets up to $250 million, 0.045% of average daily net assets for assets over $250 million and up to $500 million, and 0.04% for average daily net assets in excess of $500 million, subject to a minimum sub-advisory fee of $18,750 on an annual basis. Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser pays sub-advisory fees from its own assets and these fees are not additional expenses of the Fund.

As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the New Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, fraud, bad faith, or gross negligence, or to the reckless disregard of its obligations and duties.

The New Sub-Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter with respect to the Fund, but only so long as its continuance is approved at least annually with respect to such by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Sub-Advisory Agreement will automatically terminate on assignment and is terminable at any time, without the payment of any penalty, by a vote of the majority of the Board, by the vote of a majority of the outstanding voting securities of the Fund, or by the New Sub-Adviser or the Adviser on sixty days’ prior written notice to the other party.

The form of New Sub-Advisory Agreement is attached as Exhibit A. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

The Interim Sub-Advisory Agreement

Because the Closing Date of the Transaction is expected to be June 30, 2023, a date prior to which the Fund will have received shareholder approval of the New Sub-Advisory Agreement, the Trust will not have an investment sub-advisory agreement in place for the Fund approved by shareholders in accordance with the 1940 Act as of the Closing Date. In order for the New Sub-Adviser to serve as the Fund’s sub-adviser, the Board, including all the Independent Trustees, by a vote on June 7, 2023, unanimously approved the Interim Sub-Advisory Agreement with the New Sub-Adviser pursuant to Rule 15a-4 under the 1940 Act. The Interim Sub-Advisory Agreement will become effective on the Closing Date if shareholder approval of the New Sub-Advisory Agreement has not already been obtained.

The Interim Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act, including that the Interim Sub-Advisory Agreement have a maximum term of 150 days. Further, the Interim Sub-Advisory Agreement provides that, with respect to the Fund, the Trustees or a majority of the Fund’s outstanding voting securities may terminate the Interim Sub-Advisory Agreement at any time, without penalty, on not more than 10 days’ written notice, and that the compensation earned by the New Sub-Adviser under the Interim Sub-Advisory Agreement is being held in an escrow account until such time as the Fund shareholders approve the New Sub-Advisory Agreement, after which the amount in the escrow account, plus any interest, will be paid to the New Sub-Adviser. If the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the New Sub-Adviser will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus any interest.

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The Fund will be managed by the New Sub-Adviser under the Interim Sub-Advisory Agreement until such time as the New Sub-Advisory Agreement is approved by shareholders or the term of the Interim Sub-Advisory Agreement has expired. If the New Sub-Advisory Agreement with the New Sub-Adviser is not approved by shareholders, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a New Sub-Advisory Agreement with the New Sub-Adviser, or retaining a new investment sub-adviser for the Fund, which also would need to be approved by shareholders of the Fund.

Evaluation by the Board of Trustees

At a meeting of the Board on June 7, 2023, the Board, including all of the Independent Trustees, met to consider the approval of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement between the Adviser and the New Sub-Adviser.

As part of the process of approving the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Trustees reviewed their fiduciary duties with respect to approving the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement and the relevant factors for them to consider. In addition, the Independent Trustees met in executive session to discuss the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. As part of their discussion, the Independent Trustees confirmed that all of their questions related to their approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement had been answered.

In advance of the meeting, the Trustees received detailed information to assist them in their evaluation of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. This information included, but was not limited to, the following:

1.
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and the relevant factors for consideration.

2.	The form of each of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.
3.	A description of the range of services provided by the Adviser and the Sub-Adviser and the distinction between the Adviser-provided services and the Sub-Adviser-provided services.
4.	A completed questionnaire from the New Sub-Adviser.
5.	A summary of the New Sub-Adviser’s responses to the questionnaires, as well as relevant information from the New Sub-Adviser’s Form ADV.
6.	Financial information of the New Sub-Adviser.
7.	The New Sub-Adviser’s Code of Ethics.
8.	A recent fact sheet of the Fund, which included, among other things, Fund performance over various periods.
The Trustees reviewed and discussed all of the information provided by the Adviser and the New Sub-Adviser. Following this review, and further discussion with the Adviser, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the New Sub-Adviser, and that said information provided them with a fulsome understanding of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and the services expected to be provided by the New Sub-Adviser.
All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.
Prior to approving the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

1.
The expected nature and quality of the advisory services to be provided by the New Sub-Adviser, noting that that none of the New Sub-Adviser’s personnel responsible for servicing the Fund would change.

2.	A comparison of the fees and expenses of the Fund to other similar funds.
3.	Whether economies of scale were likely to be recognized by the Fund.
4.	The expected costs and profitability of the Fund to the New Sub-Adviser.

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5.	The performance of the Fund to date.
6.	Any expected benefits to the New Sub-Adviser from serving as an investment advisor to the Fund (other than the advisory fee and sub-advisory fee).
7.
The Board received satisfactory responses from representatives of the New Sub-Adviser with respect to a series of important questions, including questions related to any lawsuits or pending regulatory actions involving the New Sub-Adviser, Vident Capital Holdings, LLC, and Mr. Crawford that might materially impact the management of the Fund; whether the management of other accounts would conflict with its management of the Fund; and the procedures the New Sub-Adviser has in place to fairly allocate trades among its respective clients.

8.
Under the terms of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, the New Sub-Adviser, subject to oversight by the Board, would continue to provide the Fund with same level of investment services and would continuously furnish an investment trading program for the Fund consistent with the respective investment objective and policies of the Fund.

9.	The capitalization of the New Sub-Adviser based on financial information and other materials provided by the New Sub-Adviser.
The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

1.
The Trustees concluded that the nature and extent of the services expected to be provided by the New Sub-Adviser would be appropriate to assure that the operations of the Fund would be conducted in compliance with applicable laws, rules, and regulations. They noted that none of the New Sub-Adviser’s personnel responsible for servicing the Fund would change, and that the New Sub-Adviser will have access to the greater financial resources of its new parent company.  The Trustees concluded that the New Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.

2.	The Trustees concluded that the New Sub-Adviser is sufficiently well-capitalized in order for the New Sub-Adviser to meet its obligations to the Fund.
3.
The Trustees considered the distinction between the services to be performed by the Adviser and the New Sub-Adviser. They noted that the management of the Fund, including the oversight of the New Sub-Adviser, would involve more comprehensive and substantive duties than the duties of the New Sub-Adviser. Specifically, the Trustees considered that the services to be performed by the Adviser would require a higher level of service and oversight than the services performed by the New Sub-Adviser providing its services. Based on this determination, they concluded that the differential in advisory fees between the Adviser and the New Sub-Adviser is reasonable.

4.
The Trustees reviewed the performance of the Fund as compared to its benchmark. They noted the limited performance history given the recent inception of the Fund. The Trustees considered that the Fund had over performed since its inception, noting this is a short period of time. Based on this, they concluded the Fund’s performance was satisfactory.

5.
The Trustees reviewed the proposed unitary fee for the Fund as compared to similar ETFs using data from Morningstar, and noted that the sub-advisory fee paid to the New Sub-Adviser by the Adviser is covered by the unitary fee. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the ETFs included in the Morningstar comparison for purposes of the materials considered at the meeting. The Trustees determined that the unitary fee of the Fund falls within a reasonable range of fees of similar ETFs and concluded that the unitary fee is reasonable. The Board also considered the total net expense ratio of the Fund.

6.
The Trustees also considered whether the Adviser was expected to realize economies of scale that should be shared with the shareholders of the Fund. They concluded that significant economies of scale would likely not be achieved in the near term.

7.
The Trustees considered the expected profitability of the Fund to the New Sub-Adviser, including the New Sub-Adviser’s representation that it did not expect any material changes to the firm’s profitability post-Transaction.  After review and discussion, they concluded that based on the services provided by the New Sub-Adviser, the current assets of the Fund, and the projected growth of the Fund, profits from the New Sub-Adviser’s relationship with the Fund were not excessive.

8.
The Trustees considered any expected benefits to the New Sub-Adviser from serving as an adviser to the Fund other than the sub-advisory fee. They concluded that any such benefits were expected to be minimal.

Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved both the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and voted to recommend the New Sub-Advisory Agreement to shareholders for approval.

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Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment sub-adviser of a registered investment company (or any affiliated persons of the investment sub-adviser) to receive any amount or benefit in connection with a sale of an interest in the investment sub-adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions, or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The New Sub-Adviser has confirmed for the Board that the Transaction will not impose an unfair burden on the Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the sub-adviser (or predecessor sub-adviser). At the present time, 100% of the Trustees are classified as not being interested persons of the New Sub-Adviser. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the New Sub-Adviser for a period of three years after the Transaction.

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

PROPOSAL 2: APPROVAL OF “MANAGER OF MANAGERS” ARRANGEMENT

Background
You are being asked to approve a “manager of managers” arrangement that would permit the Fund and the Adviser to enter into, and materially amend, sub-advisory agreements with any sub-advisers retained by the Adviser and the Fund to manage all or a portion of the Fund’s assets without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Fund. The Board, including the Independent Trustees, has approved the use of a “manager of managers” arrangement, and any such arrangement utilized by the Fund would be subject to Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the Independent Trustees).
If shareholders of the Fund approve Proposal 2, the Fund would be able to implement a “manager of managers” arrangement. In that case, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board, (including a majority of the Independent Trustees). In view of the fact that the “manager of managers” exemptive order is subject to the condition that shareholders of the Fund approve a “manager of managers” arrangement prior to reliance on the exemptive order, the Board has determined to ask the Fund’s shareholders to approve the proposed “manager of managers” arrangement for the Fund in conjunction with the solicitation of shareholder approval of the other Proposal discussed in this Proxy Statement.
Benefit to the Fund
Based on the recommendation of the Adviser, the Board believes that it is in the best interests of each shareholder to provide the Adviser and the Board with increased flexibility to recommend, supervise, evaluate, and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval.
Without the approval of the proposed “manager of managers” arrangement, the Fund would be required to call and hold a shareholder meeting of the Fund before it appoints a sub-adviser or materially amends a sub-advisory agreement. Additionally, the Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-adviser undergoes a change of control, even if there will be no change in the persons managing the Fund. Each time a shareholder meeting is called, the Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne by the Fund, thereby reducing shareholders’ investment returns. A “manager of managers” arrangement allows the Fund and the Adviser to make decisions regarding sub-advisory services solely with regard to merit and without factoring the significant costs and time delays associated with seeking and obtaining shareholder approval. It is anticipated that a “manager of managers” arrangement will permit the Fund to operate more efficiently and cost effectively.
If shareholders approve Proposal 2, the Board will oversee the selection and engagement of sub-advisers for the Fund. Further, the Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements. Finally, under the 1940 Act, the Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two-year period. Prior to entering into, renewing, or amending a sub-advisory agreement, the Adviser and the relevant sub-adviser will have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding those advisory arrangements.

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However, if shareholders approve of the “manager of managers” arrangement, shareholders will be giving up their right to vote on approving a new sub-advisory agreement or amending an existing sub-advisory agreement, except in cases where there is a conflict of interest present or where a new sub-advisory agreement or an amendment to an existing sub-advisory agreement would result in an increase in shareholder fees and expenses.
If shareholders of the Fund do not approve Proposal 2, the Fund will consider other possible courses of action, such as soliciting additional shareholder approval of the proposed “manager of managers” arrangement or electing to not utilize such an arrangement for the Fund.
Effect on Fees and Quality of Advisory Services
Proposal 2 does not affect the amount of investment advisory fees paid by the Fund to the Adviser. When entering into and amending sub-advisory agreements, the Adviser will negotiate fees paid to the sub-advisers for their services. The sub-advisory fees are paid by the Adviser out of the Fund’s investment advisory fee. The fees paid to the Adviser by the Fund will be considered by the Board in approving and renewing advisory and sub-advisory agreements.
Under Proposal 2, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by the Fund to the Adviser. Further, whether or not shareholders approve Proposal 2, the Adviser will continue to be required to provide the same level of management and administrative services to the Fund as it currently provides to the Fund.
Conditions for Establishing a Manager of Managers Arrangement
Currently, the only means for establishing a “manager of managers” arrangement is by filing an application with the SEC requesting an exemptive order that provides relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including any sub-advisory agreements, and approve any material amendments to such agreements. The Adviser received SEC relief for the Trust and its series on June 5, 2023.
If shareholders of the Fund approve Proposal 2, the Adviser and the Fund will be authorized to implement the “manager of managers” arrangement and (1) engage new or additional sub-advisers; (2) enter into and modify existing sub-advisory agreements; and (3) terminate and replace sub-advisers without obtaining further approval of the Fund’s shareholders, provided that the Board, including a majority of the Independent Trustees, has approved the new or amended sub-advisory agreement.
Under the terms and conditions of the SEC exemptive order, the Adviser and the Fund are subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-adviser, the Fund would be required to provide its shareholders with an information statement containing information about the sub-adviser and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto.
The Board unanimously recommends that shareholders of the Fund vote FOR approval of a “manager of managers” arrangement.
OPERATION OF THE FUND

The Fund is a diversified series of the Hennessy Funds Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945. The Board oversees the business activities of the Fund. The Fund retains various firms to perform specialized services, including the Current Sub-Adviser, who currently serves as the Fund’s investment sub-adviser.

Hennessy Advisors, Inc., located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, serves as investment adviser to the Fund. Quasar Distributors, LLC, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53212, serves as principal underwriter and distributor of the Fund. U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides the Fund with transfer agent, accounting and administrative services.

The most recent semi-annual report of the Fund for the fiscal period ended February 28, 2023, has been mailed previously to shareholders. The most recent annual report of the Stance Equity ESG Large Cap Core ETF, a former series of the RBB Fund, Inc. and the Fund’s predecessor, including audited financial statements for the fiscal year ended August 31, 2022, is also available upon request.  If you have not received the semi-annual report or the annual report or would like to receive additional copies of annual report or semi-annual report to Shareholders, Prospectus or Statement of Additional Information, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll free) 1-800-966-4354 and they will be sent to you by first class mail.

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THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the Proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Sub-Advisory Agreement; for approval of the “manager of managers” arrangement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. A proxy given pursuant to this solicitation may be revoked at any time before it is voted.  If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date; (2) providing timely written notice of revocation to the Fund’s Secretary at the Fund’s principal executive offices located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945; or (3) attending the Special Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Special Meeting, presenting the completed legal proxy to the Fund and voting in person.  You should be aware that simply attending the Special Meeting will not in and of itself constitute a revocation of your proxy.

VOTING INFORMATION

As of the Record Date, the Fund had 1,640,000 shares of beneficial interest issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposals. Each shareholder is entitled to one vote per share held.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Sub-Advisory Agreement and the “manager of managers” arrangement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any Proposal.

As a result, with respect to approval of the proposed New Sub-Advisory Agreement and the “manager of managers” arrangement, non-votes and abstentions will have the same effect as a vote against the Proposals because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.
Although the Trust does not have information concerning its beneficial ownership held in the names of DTC Participants, the following table lists each DTC Participant that owned of record 5% or more of the outstanding shares of the Fund as of the Record Date:
Name of DTC Participant	Number of Shares	Percentage of Fund
Charles Schwab	359,458	22%
National Financial Services LLC	1,081,482	66%
SEI Private Trust Company	157,815	10%

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Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the New Sub-Adviser or its parents or subsidiaries or any of their respective affiliates.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees, the approval of a New Sub-Advisory Agreement, or the approval of a “manager of managers” arrangement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Hennessy Funds Trust, 7250 Redwood Boulevard, Suite 200, Novato, California 94945.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged Morrow Sodali Fund Solutions, LLC (“MSFS”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to MSFS are approximately $6,500. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy, and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the New Sub-Adviser and the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers, and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the New Sub-Adviser and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the New Sub-Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Hennessy Stance ESG ETF Hennessy Funds, 7250 Redwood Boulevard, Suite 200, Novato, California 94945, by calling 1-800-966-4354 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date; (2) providing timely written notice of revocation to the Fund’s Secretary at the Fund’s principal executive offices located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945; or (3) attending the Special Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Special Meeting, presenting the completed legal proxy to the Fund and voting in person.  You should be aware that simply attending the Special Meeting will not in and of itself constitute a revocation of your proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-800-966-4354, or write the Fund at 7250 Redwood Boulevard, Suite 200, Novato, California 94945.
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EXHIBIT A
SUB-ADVISORY AGREEMENT
THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of __________, 2023, by and between Hennessy Advisors, Inc., a California corporation (the “Adviser”), and Vident Advisory, LLC, a Delaware limited liability company (the “Sub‑Adviser”).
RECITALS
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);
WHEREAS, the Adviser has previously entered into an investment advisory agreement, dated as of December 22, 2022 (the “Advisory Agreement”), with Hennessy Funds Trust (the “Trust”), a Delaware statutory trust that is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);
WHEREAS, the Sub‑Adviser is registered as an investment adviser under the Advisers Act;
WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory and other services to the fund(s) specified in Schedule A hereto, as amended from time to time, each a series of the Trust (each a “Fund” and together, the “Funds”), in the manner and on the terms hereinafter set forth;
WHEREAS, the Adviser has the authority, subject to the approval of the Trustees of the Trust (the “Trustees”), and, if required under the Investment Company Act, shareholders of a Fund, to select one or more sub-advisers for each Fund;
WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund;
WHEREAS, the Adviser has previously entered into an Interim Sub‑Advisory Agreement, dated as of June __, 2023 (the “Interim Sub‑Advisory Agreement”), with the Sub‑Adviser;
WHEREAS, the shareholders of the Hennessy Stance ESG ETF have approved this Agreement, and
WHEREAS, this Agreement replaces the Interim Sub‑Advisory Agreement.

AGREEMENT
NOW, THEREFORE, in consideration of the promises and mutual covenants contained hereinafter contained, the Adviser and the Sub-Adviser, intending to be legally bound hereby, agree as follows:
1. APPOINTMENT OF THE SUB-ADVISER
The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board”), for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser shall be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.
2. ACCEPTANCE OF APPOINTMENT
A. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.
B. The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any securities, cash, or other assets of any Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of the Sub-Adviser. The custodian will be responsible for the custody, receipt, and delivery of securities and other assets of each Fund, and the Sub-Adviser shall have no authority responsibility or obligation with respect to the custody receipt or delivery of securities or other assets of any Fund. The Fund shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.
3. SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST
A. As an investment adviser to each Fund, the Sub-Adviser shall manage the securities and other assets of a Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the terms of this Agreement and the Fund’s Prospectus and the Fund’s Statement of Additional Information (the “SAI”) (as each may be updated or amended, from time to time) and subject to the direction, supervision, and control of the Adviser and the Board.
B. As part of the services it will provide hereunder, the Sub-Adviser shall:
(i)	Determine from time to time what Assets shall be purchased, retained or sold by the Funds and what portion of the Assets will be invested or held uninvested in cash as is permissible;
(ii)
Keep the Board and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the Assets of each Fund, the Sub-Adviser and its key personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board and the Sub-Adviser will attend meetings with the Adviser and the Board, as reasonably requested, to discuss the foregoing; and

(iii)
Cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, custodian and foreign custodians, transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C. The Sub-Adviser may place orders for the execution of transactions with or through such brokers, dealers or banks as the Sub-Adviser may select subject to the conditions set forth herein. The Sub-Adviser is directed at all times to seek to execute transactions on behalf of each Fund (i) in accordance with any written policies or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Fund’s Prospectus and SAI. When determining the Assets to be purchased or sold by the Funds, the Sub-Adviser shall use its best efforts to obtain for a Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any policies and procedures approved by the Board, and other applicable law, the Sub-Adviser may cause each Fund to pay commissions for effecting a portfolio transaction in excess of the amount of commissions another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other advisory clients. The Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility, and responsiveness to the Sub-Adviser (the determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution for a Fund). The Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in a Fund with similar orders being made simultaneously for other portfolios managed by the Sub-Adviser if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund. The Adviser understands and agrees that when such aggregation does occur the actual prices obtained will be averaged and the applicable Fund will be deemed to have purchased or sold its proportionate share of the securities involved at such average price. Notwithstanding the foregoing, the Sub-Adviser will not effect any transaction with a broker or dealer that is an “affiliated person” (as defined under the Investment Company Act) of the Sub-Adviser or the Adviser without the prior approval of the Adviser. The Adviser shall provide the Sub-Adviser with a list of brokers or dealers that are affiliated persons of the Adviser.

D. The Adviser understands and agrees and has advised the Board that the Sub‑Adviser performs investment management services for various clients and may take action with respect to any of its other clients that may differ from action taken or from the timing or nature of action taken by the Sub-Adviser for a particular Fund. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have similar investment objectives (and will hold the same investments) as the Funds, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.
E. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of each Fund’s Prospectus and SAI, the Trust Instrument of the Trust and Bylaws and other relevant policies and procedures adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications, or supplements to the foregoing documents and the Sub-Adviser will not need to comply until a copy has been provided to the Sub-Adviser. Prior to the commencement of operations, the Sub-Adviser will provide the Adviser with copies of the Sub-Adviser’s current policies and procedures that relate to the Sub-Adviser’s duties described in this Agreement adopted in accordance with Rule 206(4)‑7 under the Advisers Act. The Sub‑Adviser’s Chief Compliance Officer shall provide to the Adviser’s Chief Compliance Officer or his or her delegate the following:
(i) A report of any material changes to the Sub-Adviser’s policies and procedures described in Section 3(E) above on a quarterly basis;
(ii) A report of any “material compliance matters,” as defined by Rule 38a‑1 under the Investment Company Act, that have occurred in connection with the Sub-Adviser’s policies and procedures on a quarterly basis;
(iii) a summary of the Sub-Adviser’s Chief Compliance Officer’s report identifying the material compliance matters relevant to the Funds with respect to the annual review of the Sub-Adviser’s policies and procedures pursuant to Rule 206(4)‑7 under the Advisers Act; and
(iv) An annual certification regarding the Sub-Adviser’s compliance with Rule 206(4)‑7 under the Advisers Act and Section 38a‑1 of the Investment Company Act, as well as the foregoing sub paragraphs (i) through (iii).
F. The Sub-Adviser will maintain and preserve all accounts, books, and records with respect to the Assets of each Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the Advisers Act and the rules thereunder and shall file with the Securities and Exchange Commission (“SEC”) all forms pursuant to Sections 13(d), 13(f), and 13(g) of the Exchange Act, with respect to its duties as are set forth herein. The Sub-Adviser agrees that all records it maintains on behalf of the Assets are property of the applicable Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that Sub-Adviser shall retain a copy of such records.

G. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement, administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.
H. The Sub-Adviser shall reasonably cooperate with the Adviser and/or the Trust in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, a Fund or the Adviser brought by any governmental or regulatory authorities.
I. In the performance of its duties under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.
J. The Sub-Adviser will not be responsible for proxy voting or any corporate actions relating to the Assets, including administrative filings, such as proofs or claims in class actions.
K. The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.
4. COMPENSATION OF THE SUB-ADVISER
As compensation for providing services in accordance with this Agreement, the Adviser will pay the Sub-Adviser a sub-advisory fee at the rate set forth in Schedule A, calculated based on the average daily net assets under the Sub-Adviser’s management with respect to the Fund and payable monthly. The Adviser and the Sub-Adviser agree that all fees shall become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date. The annual base fee will be prorated for such fees owed through the termination date. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its sub-advisory fee.
5. REPRESENTATIONS OF THE ADVISER
The Adviser represents, warrants, and agrees that:
A. The Adviser has been duly authorized by the Board to delegate to the Sub‑Adviser the provision of services with respect to the Fund and the investment and reinvestment of the Assets of the Fund as contemplated hereby.

B. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j‑1 under the Investment Company Act and will provide Sub-Adviser with a copy of such code of ethics.
C. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the Investment Company Act, the Advisers Act, or other law, regulation, or order from performing the services contemplated by this Agreement, (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.
D. The Adviser consents to each Fund being treated as an exempt account under Rule 4.5 of the U.S. Commodity Futures Trading Commission (the “CFTC”);
E. The Adviser is not registered with the National Futures Association as a commodity pool operator or commodity trading adviser because it does not engage in any activities requiring such registration;
F. The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and
G. The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.
6. REPRESENTATIONS OF THE SUB-ADVISER
The Sub-Adviser represents, warrants, and agrees as follows:
A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation, or order from performing the services contemplated by this Agreement, (iii) to the best of its knowledge, has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify each Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s).

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j‑1 under the Investment Company Act and Rule 204A‑1 under the Advisers Act and will provide the Adviser with a copy of such code of ethics.
C. The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV most recently filed with the SEC, and its Form ADV Part 2 and will promptly furnish a copy of all amendments to the Trust and the Adviser at least annually.
D. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as determined by the Sub-Adviser.
E. The Sub-Adviser will promptly notify the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes to key personnel who are either portfolio managers of the Fund(s) or senior management of the Sub‑Adviser, in each case prior to such change to the extent practicable. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change of control.
F. The Sub-Adviser shall promptly notify the Adviser of:  (i) any change in its governing documents, which if implemented would mean that it would be unable to perform its obligations hereunder; or (ii) its knowledge that any of the warranties or representations given in this Agreement is incorrect or would be incorrect if given at the time concerned.
G. The Sub-Adviser will, to the extent required under applicable regulatory requirements, disclose to the Adviser (i) any financial condition that is likely to materially impair its ability to meet its contractual commitments hereunder; or (ii) any legal or disciplinary event that is material to an evaluation of the Sub-Adviser’s ability to meet its contractual commitments hereunder.
H. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which the Sub-Adviser or any of its affiliates are a party.
7. NON-EXCLUSIVITY
The services of the Sub-Adviser to the Adviser, the Funds, and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

8. SUPPLEMENTAL ARRANGEMENTS
The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub‑Adviser hereunder; provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under this Agreement.
9. DURATION OF AGREEMENT
This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved (i) by a vote of a majority of those Trustees of the Board who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required, by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or as permitted by Rule 2a‑6 of the Investment Company Act. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Trustees; provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person (or in another manner permitted by the Investment Company Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval.
10. TERMINATION OF AGREEMENT
This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Board, by the vote of a majority of the outstanding voting securities of such Fund, or by the Adviser on 60 days’ prior written notice to the Sub-Adviser, and to the Adviser as appropriate. In addition, this Agreement may be terminated with respect to any Fund by the Sub-Adviser upon 60 days’ prior written notice to the Adviser. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event this Agreement is assigned (as defined in the Investment Company Act), or (ii) in the event the investment advisory agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or is automatically terminated for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the breaching party cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after written notice. Any “assignment” (as that term is defined in the Investment Company Act) of this Agreement will result in automatic termination of this Agreement.
11. AMENDMENTS
This Agreement may be amended by the parties with respect to any Fund only by written agreement signed by the Adviser and the Sub-Adviser, including with respect to the addition of Funds to Schedule A. It is understood that as required by applicable law, certain amendments to this Agreement may only be made if such amendment is specifically approved by the vote of the outstanding securities of the affected Fund and by the vote of a majority of the Independent Trustees cast in person (or in another manner permitted by the Investment Company Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval.

12. ASSIGNMENT
The Sub-Adviser shall not assign this Agreement. Any assignment (as that term is defined in the Investment Company Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 10 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers, or employees of such the Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.
13. ENTIRE AGREEMENT
This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.
14. HEADINGS
The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.
15. NOTICES
All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.
If to the Sub-Adviser:

Vident Advisory, LLC
Attention: Amrita Nandakumar
1125 Sanctuary Parkway
Alpharetta, GA 30009
 973-915-3175 (telephone)
anandakumar@videntam.com

If to the Adviser:

Hennessy Advisors, Inc.
Attention: Teresa M. Nilsen, President
7250 Redwood Blvd, Suite 200
Novato, CA 94945
415-899-1555 (telephone)
terry@hennessyfunds.com

With a copy to, which shall not constitute notice:

Hennessy Advisors, Inc.
Attention: Legal
7250 Redwood Blvd, Suite 200
Novato, CA 94945
415-899-1555 (telephone)
legal@hennessyfunds.com

16. SEVERABILITY AND SURVIVAL
Should any portion of this Agreement for any reason be held to be void in law or in equity, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. Section 17, Section 18, Section 19 and Section 21 shall survive the termination of this Agreement.
17. GOVERNING LAW AND LANGUAGE
The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware or any of the provisions in this Agreement conflict with applicable provisions of the Investment Company Act, the latter shall control.
18. INTERPRETATION
Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

19. CONFIDENTIALITY
Each party shall treat as confidential all Confidential Information (as that term is defined below) of the other and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors, and regulators who reasonably require access to such Confidential Information and shall otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents, and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.
In accordance with Regulation S P, if non-public personal information regarding any party’s customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.
20. USE OF NAME
During the term of this Agreement, the Adviser shall have permission to use the Sub‑Adviser’s name in the offering and marketing of any Fund subject to Sub-Adviser’s prior approval, and agree to furnish the Sub-Adviser, for its prior approval (such approval not to be unreasonably withheld), all registration statements, brochures, advertisements, promotional materials, web based information, proxy statements, shareholder reports, and other similar informational materials that are to be made available to shareholders of a Fund or to the public and that refer to the Sub-Adviser in any way. The Sub-Adviser agrees that the Adviser may request that the Sub-Adviser approve use of a certain type of marketing material.
21. LIMITATION OF LIABILITY; INDEMNIFICATION
A.  The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that obligations, if any, assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund(s), nor from the Trustees or any individual Trustee. The assets of a Fund shall be available only to satisfy the liabilities and obligations of that Fund, and not the liabilities or obligations of any other Fund. The obligations of each of the Funds under this Agreement are several and not joint, and are included together in this Agreement solely for the sake of convenience.

B. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any loss, liability, judgment, cost or penalty (including any reasonable attorney’s fees or other related expenses) arising out of or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
C. The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any loss, liability, judgment, cost or penalty (including any reasonable attorney’s fees or other related expenses) arising out of or in connection with this Agreement; provided, however, that the Adviser’s obligation under this Section 21 shall be reduced to the extent that the claim against, loss, liability or cost experienced by the Sub-Adviser is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
22. COUNTERPARTS
This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute the same instrument.
THE ADVISER, WITH RESPECT TO THE FUNDS, HAS CLAIMED AN EXCLUSION FROM THE DEFINITION OF THE TERM “COMMODITY POOL OPERATOR” IN ACCORDANCE WITH RULE 4.5 SO THAT THE ADVISER, WITH RESPECT TO THE FUNDS, IS NOT SUBJECT TO REGISTRATION OR REGULATION AS A COMMODITY POOL OPERATOR UNDER THE COMMODITY EXCHANGE ACT, AND DOES NOT ENGAGE IN ANY ACTIVITIES REQUIRING REGISTRATION AS A COMMODITY TRADING ADVISER UNDER THE COMMODITY EXCHANGE ACT. THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THE FUNDS’ TRADING PROGRAM, THE FUNDS’ OFFERING DOCUMENTS (OR ANY OTHER FUND DOCUMENTS) OR THIS AGREEMENT.
* * *
(Signatures on next page.)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

HENNESSY ADVISORS, INC.

By:  __________________________________
Teresa M. Nilsen
President

VIDENT ADVISORY, LLC

By:   __________________________________
Amrita Nandakumar
President

Signature Page to Vident Sub-Advisory Agreement

SCHEDULE A

(as of ___________, 2023)

Name of Fund	Sub-Advisory Fee per Annum (as a % of average daily net assets)*
Hennessy Stance ESG ETF	0.05% up to $250 million 0.045% over $250 million up to $500 million 0.04% in excess of $500 million
*	Hennessy Advisors, Inc. shall pay a minimum sub-advisory fee to Vident Advisory, LLC of $18,750 on an annual basis.

VOTE BY MAIL 1. Read the proxy statement/Prospectus. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.
VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Follow the simple instructions.
VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Follow the simple instructions.

Please detach at perforation before mailing.

HENNESSY STANCE ESG ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 14, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HENNESSY FUNDS TRUST

The undersigned hereby appoints each of Neil J. Hennessy, Teresa M. Nilsen, Kathryn R. Fahy, and Daniel B. Steadman as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Hennessy Stance ESG ETF (the “Fund”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m. Pacific time, on July 14, 2023, at the principal office of Hennessy Funds Trust (the “Trust”), located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945.  This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the proposals have been approved by the Board of Trustees and recommended for approval by shareholders of the Fund. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals. In his or her discretion, the proxy is authorized to vote upon such matters as may come properly before the meeting.

CONTROL NUMBER                           _________________________________________

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

_________________________________________________________________________________________________________
Signature(s) and Title(s), if applicable                                                                   Sign in the box above

Date ____________________________________________
Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where mor than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on July 14, 2023
The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/hennessy2023

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN

1.	Approval of a new investment sub-advisory agreement between Hennessy Advisors, Inc. (the “Adviser”), the Fund’s investment adviser, and Vident Advisory, LLC, on behalf of the Fund; and	☐	☐	☐

2.
Approval for the Fund to operate under a “manager of managers” arrangement that would grant the Fund and the Adviser greater flexibility to change sub-advisory agreements without shareholder approval, but subject to prior approval by the Board of Trustees of the Trust.
		☐	☐	☐

In the discretion of the above named proxies, to transact such other business that may properly come before the Special Meeting or any postponements or adjournments thereof.

YOUR SIGNATURE ON THIS VOTING /VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.